TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

THIS TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (this “Agreement”), dated as of March __, 2013, is by Xzeres Corp., a Nevada corporation (“Debtor”), with its chief executive office at 9025 SW Hillman Ct., Suite 3126, Wilsonville, Oregon 97070, in favor of RENEWABLE POWER RESOURCES, LLC, a Delaware limited liability company, located at 430 East 56th Street, 4G, New York, New York 10022 (together with its successors and assigns, “Lender”).

W I T N E S S E T H :

WHEREAS, Debtor has adopted, used and is using, and is the owner of the entire right, title, and interest in and to the trademarks, trade names, terms, designs and applications therefor described in Exhibit A hereto and made a part hereof;

WHEREAS, Lender entered into or are about to enter into financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Debtor and XZERES ENERGY SERVICES CORP., a Nevada corporation (“Energy” and, collectively with Debtor, collectively, the “Borrowers”), pursuant to the Loan and Security Agreement, dated on or about the date hereof, by and among Borrowers and Lender (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Loan Documents”);

WHEREAS, in order to induce Lender to enter into the Loan Agreement and the other Loan Documents and to make loans and advances and provide other financial accommodations to Borrowers pursuant thereto, Debtor has agreed to secure the payment and performance of the Obligations (as defined in the Loan Agreement) and to accomplish same by granting to Lender certain collateral security as set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

1. Grant of Security Interest. As collateral security for the prompt performance, observance and payment in full of all of the Obligations, Debtor hereby grants to Lender a continuing security interest in and a general lien upon, and a conditional assignment of, the following (being collectively referred to herein as the “Collateral”): (a) all of Debtor’s now existing or hereafter acquired right, title, and interest in and to: (i) all of Debtor’s trademarks, tradenames, trade styles and service marks and all applications for registration, registrations and recordings relating to the foregoing as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency in the United States of America, any State or Province thereof, any political subdivision thereof or in any other country, including, without limitation, the trademarks, terms, designs and applications described in Exhibit A hereto,

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together with all rights and privileges arising under applicable law with respect to Debtor’s use of any trademarks, tradenames, trade styles and service marks, and all reissues, extensions, continuation and renewals thereof (all of the foregoing being collectively referred to herein as the “Trademarks”); and (ii) all prints and labels on which such trademarks, tradenames, trade styles and service marks appear, have appeared or will appear, and all designs and general intangibles of a like nature; (b) the goodwill of the business symbolized by each of the Trademarks, including, without limitation, all customer lists and other records relating to the distribution of products or services bearing the Trademarks; (c) all present and future license and distribution agreements (subject to the rights of the licensors therein) pertaining to the Trademarks, (d) all income, fees, royalties and other payments at any time due or payable with respect thereto, including, without limitation, payments under all licenses at any time entered into in connection therewith; (e) the right to sue for past, present and future infringements thereof; (f) all rights corresponding thereto throughout the world; and (g) any and all other proceeds of any of the foregoing, including, without limitation, all damages and payments or claims by Debtor against third parties for past or future infringement of the Trademarks.

2. Obligations Secured. The security interest, lien and other interests granted to Lender pursuant to this Agreement shall secure the prompt performance, observance and payment in full of any and all of the Obligations.

3. Representations, Warranties and Covenants. Debtor hereby represents, warrants and covenants with and to Lender the following (all of such representations, warranties and covenants being continuing so long as any of the Obligations are outstanding):

(a)                Debtor shall pay and perform all of the Obligations according to their terms.

(b)               All of the existing Collateral is valid and subsisting in full force and effect, and Debtor owns the sole, full and clear title thereto, and the right and power to grant the security interest and conditional assignment granted hereunder. Debtor shall, at Debtor’s expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral consisting of registered Trademarks as registered trademarks and to maintain the existence of all of the Collateral as valid and subsisting, including, without limitation, the filing of any renewal affidavits and applications. The Collateral is not subject to any liens, claims, mortgages, assignments, licenses, security interests or encumbrances of any nature whatsoever, except: (i) the security interests granted hereunder and pursuant to the Loan Agreement, (ii) the security interests permitted under the Loan Agreement, and (iii) the licenses permitted under Section 3(e) below.

(c)                Debtor shall not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license relating to the Collateral, or otherwise dispose of any of the Collateral or any of the Trademarks, in each case without the prior written consent of Lender, except as otherwise permitted herein or in the Loan Agreement. Nothing in this Agreement shall be deemed a consent by Lender to any such action, except as such action is expressly permitted hereunder.

(d)               Debtor shall, at Debtor’s expense, promptly perform all acts and execute all documents reasonably requested at any time by Lender to evidence, perfect, maintain, record

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or enforce the security interest in and conditional assignment of the Collateral granted hereunder or to otherwise further the provisions of this Agreement. Debtor hereby authorizes Lender to execute and file one or more financing statements (or similar documents) with respect to the Collateral. Debtor further authorizes Lender to have this Agreement or any other similar security agreement filed with the United States Commissioner of Patents and Trademarks or any other appropriate federal, state or government office.

(e)                As of the date hereof Debtor does not have any Trademarks registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States of America, any State or Province thereof, or any political subdivision thereof, other than those described in Exhibit A hereto and has not granted any licenses with respect thereto other than as set forth in Exhibit B hereto.

(f)                Debtor shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Lender five (5) originals of a Special Power of Attorney in the form of Exhibit C annexed hereto for the implementation of the assignment, sale or other disposition of the Collateral pursuant to Lender’s exercise of the rights and remedies granted to Lender hereunder.

(g)               Lender may, in its discretion, pay any amount or do any act which Debtor fails to pay or do as required hereunder or as requested by Lender to preserve, defend, protect, maintain, record or enforce the Obligations, the Collateral, or the security interest and conditional assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, reasonable attorneys’ fees and legal expenses. Debtor shall be liable to Lender for any such payment, which payment shall be deemed an advance by Lender to Debtor, shall be payable on demand together with interest at the rate then applicable to the Obligations set forth in the Loan Agreement and shall be part of the Obligations secured hereby.

(h)               Debtor shall not file any application for the registration of a Trademark with the United States Patent and Trademark Office or any similar office or agency in the United States of America, any State or Province thereof, any political subdivision thereof or in any other country unless Debtor has given Lender thirty (30) days prior written notice of such action. If, after the date hereof, Debtor shall (i) obtain any registered trademark or tradename, or apply for any such registration in the United States Patent and Trademark Office or in any similar office or agency in the United States of America, any State or Province thereof, any political subdivision thereof or in any other country, or (ii) become the owner of any trademark registrations or applications for trademark registration used in the United States of America, or any State or Province thereof, political subdivision thereof or in any other country, the provisions of Section 1 hereof shall automatically apply thereto. Upon the request of Lender, Debtor shall promptly execute and deliver to Lender any and all assignments, agreements, instruments, documents and such other papers as may be requested by Lender to evidence the security interest in and conditional assignment of such Trademark in favor of Lender.

(i)                 Debtor has not abandoned any of the Trademarks and Debtor will not do any act, nor omit to do any act, whereby the Trademarks may become abandoned, invalidated, unenforceable, avoided, or avoidable. Debtor shall notify Lender immediately if it knows or has reason to know of any reason why any application, registration, or recording with respect to the Trademarks may become abandoned, canceled, invalidated, avoided, or avoidable.

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(j)                 Debtor shall render any assistance, as Lender shall determine is necessary, to Lender in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States of America, any State or Province thereof, any political subdivision thereof or in any other country, to maintain such application and registration of the Trademarks as Debtor’s exclusive property and to protect Lender’s interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference, and cancellation proceedings.

(k)               (i) No material infringement or unauthorized use presently is being made of any of the Trademarks that would adversely affect in any material respect the fair market value of the Collateral or the benefits of this Agreement granted to Lender, including, without limitation, the validity, priority or perfection of the security interest granted herein or the remedies of Lender hereunder and (ii) there has been no judgment holding any of the Trademarks invalid or unenforceable, in whole or in part, nor is the validity or enforceability of any of the Trademarks presently being questioned in any litigation or proceeding to which Debtor is a party. Debtor shall promptly notify Lender if Debtor (or any affiliate or subsidiary thereof) learns of any use by any person of any term or design which infringes on any Trademark or is likely to cause confusion with any Trademark. If requested by Lender, Debtor, at Debtor’s expense, shall join with Lender in such action as Lender, in Lender’s discretion, may deem advisable for the protection of Lender’s interest in and to the Trademarks.

(l)                 Debtor assumes all responsibility and liability arising from the use of the Trademarks and Debtor hereby indemnifies and holds Lender harmless from and against any claim, suit, loss, damage, or expense (including reasonable attorneys’ fees and legal expenses) arising out of any alleged defect in any product manufactured, promoted, or sold by Debtor (or any affiliate or subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof). The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non-renewal of the Loan Agreement.

(m)             Debtor shall promptly pay Lender for any and all expenditures made by Lender pursuant to the provisions of this Agreement or for the defense, protection or enforcement of the Obligations, the Collateral, or the security interests and conditional assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, and reasonable attorneys’ fees and legal expenses. Such expenditures shall be payable on demand, together with interest at the rate then applicable to the Obligations set forth in the Loan Documents and shall be part of the Obligations secured hereby.

4. Events of Default. The occurrence or existence of any Event of Default under the Loan Agreement and the other Loan Documents is referred to herein individually as an “Event of Default”, and collectively as “Events of Default”.

5. Rights and Remedies. At any time an Event of Default exists or has occurred and is continuing, in addition to all other rights and remedies of Lender, whether provided under this Agreement, the Loan Agreement, the other Loan Documents, applicable law or otherwise, Lender shall have the following rights and remedies which may be exercised without notice to, or consent by, Debtor except as such notice or consent is expressly provided for hereunder:

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(a)                Lender may require that neither Debtor nor any affiliate or subsidiary of Debtor make any use of the Trademarks or any marks similar thereto for any purpose whatsoever. Lender may make use of any Trademarks for the sale of goods, completion of work-in-process or rendering of services or otherwise in connection with enforcing any other security interest granted to Lender by Debtor or any subsidiary or affiliate of Debtor or for such other reason as Lender may determine.

(b)               Lender may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Lender shall in its discretion deem appropriate. Such license or licenses may be general, special or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

(c)                Lender may assign, sell or otherwise dispose of the Collateral or any part thereof, together with the goodwill of the business to which the Trademarks relate, either with or without special conditions or stipulations except that if notice to Debtor of intended disposition of Collateral is required by law, the giving of five (5) days prior written notice to Debtor of any proposed disposition shall be deemed reasonable notice thereof and Debtor waives any other notice with respect thereto. Lender shall have the power to buy the Collateral or any part thereof, and Lender shall also have the power to execute assurances and perform all other acts which Lender may, in its discretion, deem appropriate or proper to complete such assignment, sale, or disposition. In any such event, Debtor shall be liable for any deficiency.

(d)               In addition to the foregoing, in order to implement the assignment, sale, or other disposition of any of the Collateral pursuant to the terms hereof, Lender may at any time execute and deliver on behalf of Debtor, pursuant to the authority granted in the Powers of Attorney described in Section 3(f) hereof, one or more instruments of assignment of the Trademarks (or any application for registration, registration, or recording relating thereto), in form suitable for filing, recording, or registration. Debtor agrees to pay Lender on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, and reasonable attorneys’ fees and legal expenses. Debtor agrees that Lender has no obligation to preserve rights to the Trademarks against any other parties.

(e)                Lender may first apply the proceeds actually received from any such license, assignment, sale or other disposition of any of the Collateral to the costs and expenses thereof, including, without limitation, reasonable attorneys’ fees and all legal, travel and other expenses which may be incurred by Lender. Thereafter, Lender may apply any remaining proceeds to such of the Obligations as Lender may in its discretion determine. Debtor shall remain liable to Lender for any of the Obligations remaining unpaid after the application of such proceeds, and Debtor shall pay Lender on demand any such unpaid amount, together with interest at the rate then applicable to the Obligations set forth in the Loan Agreement.

(f)                Debtor shall supply to Lender or to Lender’s designee, Debtor’s knowledge and expertise relating to the manufacture, sale and distribution of the products and services bearing the Trademarks and Debtor’s customer lists and other records relating to the Trademarks and the distribution thereof.

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(g)               Nothing contained herein shall be construed as requiring Lender to take any action at any time. All of Lender’s rights and remedies, whether provided under this Agreement, the other Loan Documents, applicable law, or otherwise, shall be cumulative and not exclusive and shall be enforceable alternatively, successively, or concurrently as Lender may deem expedient. No failure or delay on the part of Lender in exercising any of its options, power or rights or partial or single exercise thereof, shall constitute a waiver of such option, power or right.

6. Jury Trial Waiver; Other Waivers and Consents; Governing Law.

(a)                The validity, interpretation and enforcement of this Agreement and any dispute arising hereunder, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(b)               Debtor irrevocably consents and submits to the non-exclusive jurisdiction of the state and federal courts located in the state of New York, New York County, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Loan Documents or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other Loan Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above (provided that Lender shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

(c)                Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth in the Loan Agreement and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender’s option, by service upon Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by Lender against Debtor for the amount of the claim and other relief requested.

(d)               DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF DEBTOR AND LENDER IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. DEBTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF DEBTOR TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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(e)                Notwithstanding any other provision contained herein, Lender shall not have any liability to Debtor (whether in tort, contract, equity or otherwise) for losses suffered by Debtor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct by Lender. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement and the other Loan Documents.

7. Miscellaneous.

(a)                All notices, requests other communications provided for hereunder shall be given in the form and manner and delivered to Debtor and Lender at their respective addresses specified in the Loan Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party in accordance with the terms of the Loan Agreement. Notices given in accordance with the Loan Agreement shall be deemed to satisfy all notice requirements under this Agreement.

(b)               Capitalized terms used herein and not defined herein shall have the meanings specified in the Loan Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Debtor or Lender pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words “hereof,” “herein,” “hereunder,” “this Agreement” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with the terms of the Loan Agreement or is cured in a manner satisfactory to Lender. All references to the term “Person” or “Persons” herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture or other entity or any government or any agency, instrumentality or political subdivision thereof.

(c)                This Agreement, the other Loan Documents and any other document referred to herein or therein shall be binding upon Debtor and its successors and assigns and inure to the benefit of and be enforceable by Lender and its successors and assigns.

(d)               If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be

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invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

(e)                Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of each of Debtor and Lender. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

(f)                This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

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IN WITNESS WHEREOF, Debtor and Lender have executed this Agreement as of the day and year first above written.

Xzeres Corp., as Debtor

By:

Name:

Title:

ACKNOWLEDGMENT OF GRANTOR

On this ____ day of March, 2013 before me personally appeared __________ __________, who proved to me on the basis of satisfactory evidence to be the person who executed the foregoing agreement on behalf of Xzeres Corp., who being by me duly sworn did depose and say that he is an authorized officer of said company, that the said instrument was signed on behalf of said company as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said company.

Notary Public

{seal}

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RENEWABLE POWER RESOURCES, LLC,

as Lender

By:

Name:

Title:

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